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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  January 28, 2003


                             EXXON MOBIL CORPORATION
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             (Exact name of registrant as specified in its charter)


         New Jersey                     1-2256                13-5409005
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(State or other jurisdiction   (Commission File Number)  (IRS Employer
      of incorporation)                                   Identification No.)






      5959 Las Colinas Boulevard
           Irving, Texas                                    75039-2298
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(Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (972) 444-1000



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          (Former name or former address, if changed since last report)

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ITEM 9.         Regulation FD Disclosure


                The Registrant hereby furnishes the information set forth in its News Release, dated January 28, 2003, announcing 2002 additions to worldwide proved oil and gas reserves and the related reserve replacement percentage, a copy of which is included as Exhibit 99.















































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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   EXXON MOBIL CORPORATION



Date:  January 28, 2003            By:  /s/ Donald D. Humphreys
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                                        Name:   Donald D. Humphreys
                                        Title:  Vice President, Controller and
                                                Principal Accounting Officer



































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                                INDEX TO EXHIBITS




Exhibit No.      Description
___________      ___________


99 Exxon Mobil Corporation News Release, dated January 28, 2003, announcing 2002 additions to worldwide proved oil and gas reserves and the related reserve replacement percentage.










































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